Exhibit 10.2

GUARANTY

THIS GUARANTY (this “Guaranty”), dated as of December 22, 2022, is given by FARMLAND PARTNERS INC., a Maryland corporation (the “Guarantor”) in favor of FARMER MAC MORTGAGE SECURITIES CORPORATION (the “Purchaser”), a wholly owned subsidiary of FEDERAL AGRICULTURAL MORTGAGE CORPORATION, a federally-chartered instrumentality of the United States and an institution of the Farm Credit System (“Farmer Mac”, and together with Purchaser, and each of their respective successors and assigns, “FM Parties”). Terms which are defined in the Bond Purchase and Security Agreement (as defined below) and not otherwise defined herein are used herein as defined therein and the principles of construction set forth in Section 1.02 [Principles of Construction] of the Bond Purchase and Security Agreement shall apply to this Guaranty.

RECITALS

WHEREAS, reference is made to that certain Second Amended and Restated AgVantage® Bond Purchase and Security Agreement, dated as of the date hereof, by and among Farmland Partners Operating Partnership, LP, a Delaware limited partnership (“Issuer”), Purchaser and Farmer Mac (as the same may from time to time be amended, modified, extended, renewed or restated, the “Bond Purchase and Security Agreement”), pursuant to which, among other things, Issuer may issue and sell to Purchaser, and Purchaser, in its sole discretion, may purchase from Issuer, the Bonds;

WHEREAS, the obligations of the Purchaser and Issuer to enter into the Bond Purchase and Security Agreement are subject to the condition, among others, that the Guarantor guaranty the obligations of the Issuer under the Bond Purchase and Security Agreement, the other Bond Documents and otherwise as more fully described herein in the manner set forth herein; and

WHEREAS, the Guarantor is the direct and/or indirect owner of the Issuer and will enjoy a substantial economic benefit by virtue of the Purchaser and Farmer Mac entering into the Bond Purchase and Security Agreement.

NOW, THEREFORE, intending to be legally bound hereby, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.            Guarantied Obligations. To induce the Purchaser and Farmer Mac to enter into the Bond Purchase and Security Agreement and to make certain financial accommodations to the Issuer thereunder, the Guarantor hereby unconditionally and irrevocably guaranties to the FM Parties, and becomes surety, as though it was a primary obligor for, the full and punctual payment and performance when due (whether on demand, at stated maturity, by acceleration, or otherwise and including any amounts which would become due but for the operation of an automatic stay under the federal bankruptcy code of the United States or any similar Laws of any country or jurisdiction) of all Bond Obligations and all other obligations of Issuer under the Bond Documents including, without limiting the generality of the foregoing, all obligations, liabilities, and indebtedness from time to time of the Issuer to any of the FM Parties under or in connection with the Bond Purchase and Security Agreement, the Bonds issued from time to time thereunder, or any Bond Document, whether for principal, interest, fees, indemnities, expenses, or otherwise, and all renewals, extensions, amendments, or refundings thereof, whether such obligations, liabilities, or indebtedness are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to the Issuer or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation, liability, or indebtedness is not enforceable or allowable in such proceeding, and including all obligations, liabilities, and debt arising from any extensions of credit under or in connection with any Bond Document from time to time (including without limitation the issuance of Bonds under the Bond Purchase and Security Agreement), regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Bond Documents or are made in circumstances in which any condition to extension of credit is not satisfied, and all payments by Farmer Mac under Section 9.01 of the Bond Purchase and Security Agreement and all obligations owing by Issuer to Farmer Mac under Section 9.01(c) of the Bond Purchase and Security Agreement (all of the foregoing obligations, liabilities and indebtedness are referred to herein collectively as the “Guarantied Obligations” and each as a “Guarantied Obligation”). Without limitation of the foregoing, any of the Guarantied Obligations shall be and remain Guarantied Obligations entitled to the benefit of this Guaranty if any of the FM Parties (or any one or more assignees or transferees thereof) from time to time shall assign or otherwise transfer all or any portion of their respective rights and obligations under the Bond Documents, or any other Guarantied Obligations, to any other Person.

2.            Guaranty. The Guarantor hereby promises to pay and perform all such Guarantied Obligations immediately upon demand of the FM Parties or any one or more of them. All payments made hereunder shall be made by the Guarantor in immediately available funds in U.S. Dollars and shall be made without set-off, counterclaim, withholding, or other deduction of any nature.

3.            Obligations Absolute. The obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise diminished by the failure, default, omission, or delay, willful or otherwise, by any of the FM Parties, or the Issuer, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantor or would otherwise operate as a discharge of the Guarantor as a matter of law or equity. The Guarantor agrees that the Guarantied Obligations will be paid and performed strictly in accordance with the terms of the Bond Documents. Without limiting the generality of the foregoing, the Guarantor hereby consents to, at any time and from time to time, and the obligations of the Guarantor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of, the following:

(a)          Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Bond Document or any of the Guarantied Obligations and regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the Guarantied Obligations, any of the terms of the Bond Documents, or any rights of the FM Parties or any other Person with respect thereto;

(b)          Any increase, decrease, or change in the amount, nature, type or purpose of any of, or any release, surrender, exchange, compromise or settlement of any of the Guarantied Obligations (whether or not contemplated by the Bond Documents as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Guarantied Obligations; any execution or delivery of any additional Bond Documents (including the issuance of Bonds from time to time under the Bond Purchase and Security Agreement after the date hereof); or any amendment, modification or supplement to, or renewals, extensions, or refunding of, any Bond Document or any of the Guarantied Obligations;

(c)          Any failure to assert any breach of or default under any Bond Document or any of the Guarantied Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Bond Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Issuer or any other Person under or in connection with any Bond Document or any of the Guarantied Obligations; any refusal of payment or performance of any of the Guarantied Obligations, whether or not with any reservation of rights against the Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guarantied Obligations) to other obligations, if any, not entitled to the benefits of this Guaranty, in preference to Guarantied Obligations entitled to the benefits of this Guaranty, or if any collections are applied to Guarantied Obligations, any application to particular Guarantied Obligations;

(d)         Any taking, exchange, amendment, modification, waiver, supplement, termination, subordination, compromise, release, surrender, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the FM Parties, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by the FM Parties, or any of them, or any other Person in respect of, any direct or indirect security for any of the Guarantied Obligations. As used in this Guaranty, “direct or indirect security” for the Guarantied Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guarantied Obligations, made by or on behalf of any Person;

(e)          Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, the Issuer or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Issuer or any other Person; or any action taken or election made by any of the FM Parties (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Issuer, or any other Person in connection with any such proceeding;

(f)          Any defense, set-off, or counterclaim which may at any time be available to or be asserted by the Issuer or any other Person with respect to any Bond Document or any of the Guarantied Obligations; or any discharge by operation of law or release of the Issuer or any other Person from the performance or observance of any Bond Document or any of the Guarantied Obligations; or

(g)          Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, the Guarantor, a guarantor or a surety, excepting only full, strict, and indefeasible payment and performance of the Guarantied Obligations in full.

4.           Waivers, etc. The Guarantor hereby waives any defense to or limitation on its obligations under this Guaranty arising out of or based on any event or circumstance referred to in Section 3. Without limitation and to the fullest extent permitted by applicable Law, the Guarantor waives each of the following:

(a)          All notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against the Guarantor, including the following: any notice of any event or circumstance described in Section 3; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Bond Document or any of the Guarantied Obligations; any notice of the incurrence of any Guarantied Obligation; any notice of any default or any failure on the part of the Issuer or any other Person to comply with any Bond Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the Issuer or any other Person;

(b)          Any right to any marshalling of assets, to the filing of any claim against the Issuer or any other Person in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against the Issuer or any other Person of any other right or remedy under or in connection with any Bond Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; any requirement of promptness or diligence on the part of any of the FM Parties or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Bond Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Guaranty or any other Bond Document, and any requirement that the Guarantor receive notice of any such acceptance;

(c)          Any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, “one action” laws or the like), or by reason of any election of remedies or other action or inaction by any of the FM Parties (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guarantied Obligations), which results in denial or impairment of the right of any of the FM Parties to seek a deficiency against the Issuer or any other Person or which otherwise discharges or impairs any of the Guarantied Obligations;

(d)          Any defense based on a claim that the Guarantor is a subsurety or cosurety with Farmer Mac or any of its Affiliates; and

(e)          Any and all other defenses it may now or hereafter have based on principles of suretyship, impairment of collateral, or the like.

5.            Reinstatement. This Guaranty is a continuing obligation of the Guarantor and shall remain in full force and effect notwithstanding that no Guarantied Obligations may be outstanding from time to time and notwithstanding any other event or circumstance. Upon termination of the Bond Purchase and Security Agreement and indefeasible payment in full of all Guarantied Obligations, this Guaranty shall terminate; provided, however, that this Guaranty shall be reinstated, any time any payment of any of the Guarantied Obligations is rescinded, recouped, avoided, or must otherwise be returned or released by any of the FM Parties upon or during the insolvency, bankruptcy, or reorganization of, or any similar proceeding affecting, the Issuer or for any other reason whatsoever, all as though such payment had not been made and was due and owing.

6.            Subrogation. The Guarantor waives and agrees it will not exercise any rights against Issuer or any other guarantor of the Guaranteed Obligations arising in connection with, or any Loan Collateral securing, the Guarantied Obligations (including rights of subrogation, contribution, and the like) until termination of the Bond Purchase and Security Agreement and indefeasible payment in full of all Guarantied Obligations. If any amount shall be paid to the Guarantor by or on behalf of the Issuer or any other guarantor of the Guaranteed Obligations by virtue of any right of subrogation, contribution, or the like, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and shall be held in trust for the benefit of, the FM Parties and shall forthwith be paid to the FM Parties to be credited and applied upon the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Bond Purchase and Security Agreement.

7.            No Stay. Without limitation of any other provision of this Guaranty, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guarantied Obligation shall at any time be stayed, enjoined, or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against the Issuer or any other Person of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantor agrees that, for the purposes of this Guaranty and its obligations hereunder, the Guarantied Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met.

8.            Notices. The Guarantor agrees that all notices, statements, requests, demands and other communications under this Guaranty shall be given to the Guarantor at the address set forth in Schedule I to the Bond Purchase and Security Agreement and in the manner provided in Section 8.03 [Notices] of the Bond Purchase and Security Agreement. The FM Parties may rely on any notice (whether or not made in a manner contemplated by this Guaranty) purportedly made by or on behalf of the Guarantor, and the FM Parties shall have no duty to verify the identity or authority of the Person giving such notice.

9.            Counterparts; Electronic Signatures. This Guaranty may be executed in any number of counterparts, each of which, when so executed shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Signatures to this Guaranty transmitted by electronic means shall be valid and effective to bind the party so signing. A failure to deliver an execution original to this Guaranty shall not affect the enforceability of this Guaranty, it being expressly agreed that each party hereto shall be bound by its own electronically transmitted signature and accept the electronically transmitted signature of each of the other parties hereto.

10.          Set-off; Default Payments by Issuer.

(a)          In the event that at any time any obligation of the Guarantor now or hereafter existing under this Guaranty shall have become due and payable, each of the FM Parties shall have the right from time to time, without notice to the Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of any such FM Party, or any subsidiary or affiliate of any such FM Party, to the Guarantor. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not any of the FM Parties shall have given any notice or made any demand under this Guaranty or under such obligation to the Guarantor, whether such obligation to the Guarantor is absolute or contingent, matured or unmatured (it being agreed that each of the FM Parties may deem such obligation to be then due and payable at the time of such set-off), and regardless of the existence or adequacy of any collateral, guaranty, or other direct or indirect security or right or remedy available to the FM Parties. The rights of the FM Parties under this Section 10 are in addition to such other rights and remedies (including, without limitation, other rights of set-off and banker's lien) which any of the FM Parties may have, and nothing in this Guaranty or in any other Bond Document shall be deemed a waiver of or restriction on the right of set-off or banker's lien of any of the FM Parties. The Guarantor hereby agrees that, to the fullest extent permitted by law, any affiliate or subsidiary of the FM Parties shall have the same rights of set-off as the FM Parties as provided in this Section 10 (regardless whether such Person otherwise would be deemed a creditor of the Guarantor).

(b)          Upon the occurrence and during the continuation of any default under any Guarantied Obligation, if any amount shall be paid to the Guarantor by or for the account of Issuer, such amount shall be held in trust for the benefit of the FM Parties and shall forthwith be paid to the FM Parties to be credited and applied to the Guarantied Obligations when due and payable.

11.          Construction. The section and other headings contained in this Guaranty are for reference purposes only and shall not affect interpretation of this Guaranty in any respect. This Guaranty has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreement or instruments against the party controlling the drafting thereof, shall apply to this Guaranty.

12.          Successors and Assigns. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the FM Parties and their successors and assigns; provided, however, that the Guarantor may not assign or transfer any of its rights or obligations hereunder or any interest herein and any such purported assignment or transfer shall be null and void. Without limitation of the foregoing, any of the FM Parties, from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Bond Documents or any other Guarantied Obligations, to any other person and such Guarantied Obligations (including any Guarantied Obligations resulting from extension of credit by such other Person under or in connection with the Bond Documents) shall be and remain Guarantied Obligations entitled to the benefit of this Guaranty, and to the extent of its interest in such Guarantied Obligations such other Person shall be vested with all the benefits in respect thereof granted to the FM Parties in this Guaranty or otherwise.

13.          GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

(a)          THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, FEDERAL LAW or, if federal law does not apply, the laws of the state of New York applicable to contracts made and performed therein. TO THE EXTENT FEDERAL LAW INCORPORATES STATE LAW, THAT STATE LAW SHALL BE THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED THEREIN.

(b)         THE GUARANTOR SUBMITS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURT LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR PURPOSES OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER BOND DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THE GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE GUARANTOR HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION, OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER BOND DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, BY THE MAILING OF A COPY THEREOF, BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS GUARANTY OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN NOTICE TO THE FM PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY OTHER JURISDICTION.

(c)          WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER BOND DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13(C).

14.          Severability; Modification to Conform to Law.

(a)          It is the intention of the parties that this Guaranty be enforceable to the fullest extent permissible under applicable law, but that the unenforceability (or modification to conform to such law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision in this Guaranty shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Guaranty shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable law, without in any manner affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

(b)          Without limitation of the preceding subsection (a), to the extent that applicable law (including applicable laws pertaining to fraudulent conveyance or fraudulent or preferential transfer) otherwise would render the full amount of the Guarantor's obligations hereunder invalid, voidable, or unenforceable on account of the amount of the Guarantor's aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by any of the FM Parties or the Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is equal to the greater of:

(i)            the fair consideration actually received by the Guarantor under the terms and as a result of the Bond Documents and the value of the benefits described in this Section 14(b), including (and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guaranties) distributions, commitments, and advances made to or for the benefit of the Guarantor with the proceeds of any credit extended under the Bond Documents, or

(ii)           the excess of (A) the amount of the fair value of the assets of the Guarantor as of the date of this Guaranty as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date hereof, over (B) the amount of all liabilities of the Guarantor as of the date of this Guaranty, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date hereof.

(c)          Notwithstanding anything to the contrary in this Section 14 or elsewhere in this Guaranty, this Guaranty shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section 14 (and references elsewhere in this Guaranty to enforceability to the fullest extent permitted by law) were not a part of this Guaranty, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on the Guarantor's obligations hereunder as to each element of such assertion.

15.         Additional Guarantors. At any time after the initial execution and delivery of this Guaranty, additional Persons may become a guarantor of the Guaranteed Obligations without affecting or limiting the obligations of Guarantor hereunder. No notice of the addition of any guarantor of the Guaranteed Obligations shall be required to be given to the Guarantor and the Guarantor hereby consents thereto.

16.          Joint and Several Obligations. The obligations and additional liabilities of the Guarantor under this Guaranty with respect to the Guaranteed Obligations are joint and several obligations with any other guarantor of the Guaranteed Obligations, and the Guarantor hereby waives to the full extent permitted by Law any defense it may otherwise have to the payment and performance of the Guaranteed Obligations that its liability hereunder is limited and not joint and several. The Guarantor acknowledges and agrees that the foregoing waivers and those set forth below serve as a material inducement to the agreement of the FM Parties to enter into the Bond Purchase and Security Agreement, and that the FM Parties are relying on each specific waiver and all such waivers in entering into this Guaranty. The undertakings of the Guarantor hereunder secure the obligations of itself and any other guarantor of the Guaranteed Obligations. The FM Parties may, in their sole discretion, elect to enforce this Guaranty against the Guarantor without any duty or responsibility to pursue Issuer or any other guarantor of the Guaranteed Obligations and such an election by the FM Parties, or any of them, shall not be a defense to any action the FM Parties, or any of them, may elect to take against the Guarantor. Each of the FM Parties hereby reserve all rights against the Guarantor.

17.          Receipt of Bond Purchase and Security Agreement; Other Bond Documents; Benefits; Reliance.

(a)          The Guarantor hereby acknowledges that it has received a copy of the Bond Purchase and Security Agreement and the other Bond Documents and the Guarantor certifies that the representations and warranties made therein with respect to the Guarantor are true and correct. Further, the Guarantor acknowledges and agrees to perform, comply with, and be bound by all of the provisions of the Bond Purchase and Security Agreement and the other Bond Documents. Without limiting the generality of the foregoing, the Guarantor agrees and covenants with the FM Parties to provide the financial statements and other information required to be provided by the Guarantor under the Bond Documents, including without limitation under Article IV of the Bond Purchase and Security Agreement. The Guarantor further agrees and covenants with the FM Parties that it shall not (i) dissolve, liquidate or wind-up its affairs, or (ii) become a party to any merger or consolidation.

(b)         The Guarantor hereby acknowledges, represents, and warrants that it receives direct and indirect benefits by virtue of its affiliation with Issuer and that it will receive direct and indirect benefits from the arrangements contemplated by the Bond Purchase and Security Agreement and the other Bond Documents and that such benefits, together with the rights of contribution and subrogation that may arise in connection herewith, are a reasonably equivalent exchange of value in return for providing this Guaranty.

(c)          The Guarantor represents and warrants to the FM Parties that: (a) it has adequate means to obtain on a continuing basis (i) from the Issuer, information concerning Issuer and Issuer’s financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty (“Other Information”), and has full and complete access to the Issuer’s books and records and to such Other Information; (b) it is not relying on any of the FM Parties or its employees, directors, agents or other representatives or affiliates, to provide any such information, now or in the future; (c) it has been furnished with and reviewed the terms of the Bond Documents as it has requested, is executing this Guaranty freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty; (d) it has relied solely on its own independent investigation, appraisal and analysis of the Issuer, its financial condition and affairs, the Other Information, and such other matters as it deems material in deciding to provide this Guaranty and is fully aware of the same; and (e) it has not depended or relied on any of the FM Parties or its employees, directors, agents or other representatives or affiliates, for any information whatsoever concerning the Issuer or the Issuer’s financial condition and affairs or any other matters material to its decision to provide this Guaranty, or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. The Guarantor agrees that none of the FM Parties has any duty or responsibility whatsoever, now or in the future, to provide to the Guarantor any information concerning the Issuer or its financial condition and affairs, or any Other Information, and that, if the Guarantor receives any such information from any of the FM Parties or its employees, directors, agents or other representatives or affiliates, the Guarantor will independently verify the information and will not rely on any of the FM Parties or its employees, directors, agents or other representatives or affiliates with respect to such information.

18.          Miscellaneous.

(a)          Generality of Certain Terms. As used in this Guaranty, the terms “hereof”, “herein” and terms of similar import refer to this Guaranty as a whole and not to any particular term or provision; the term “including”, as used herein, is not a term of limitation and means “including without limitation”.

(b)          Amendments, Waivers. No amendment to or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the FM Parties. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or failure of the FM Parties, or any of them, in exercising any right or remedy under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the FM Parties under this Guaranty are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.

(c)          Telecommunications. The FM Parties shall be entitled to rely on the authority of any individual making any telecopy, electronic or telephonic notice, request, or signature without the necessity of receipt of any verification thereof.

(d)          Expenses. The Guarantor unconditionally agrees to pay all costs and expenses, including reasonable attorney's fees incurred by any of the FM Parties in enforcing this Guaranty against the Guarantor and the Guarantor shall pay and indemnify each of the FM Parties for, and hold it harmless from and against, any and all obligations, liabilities, losses, damages, costs, expenses (including disbursements and reasonable legal fees of counsel to any of the FM Parties), penalties, judgments, suits, actions, claims, and disbursements imposed on, asserted against, or incurred by any of the FM Parties (except to the extent determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such FM Party (as applicable)):

(i)            relating to the preparation, negotiation, execution, administration, or enforcement of or collection under this Guaranty or any document, instrument, or agreement relating to any of the Guarantied Obligations, including in any bankruptcy, insolvency, or similar proceeding in any jurisdiction or political subdivision thereof;

(ii)           relating to any amendment, modification, waiver, or consent hereunder or relating to any telecopy, telephonic or electronic transmission purporting to be by the Guarantor or Issuer; and

(iii)          in any way relating to or arising out of this Guaranty, or any document, instrument, or agreement relating to any of the Guarantied Obligations, or any action taken or omitted to be taken by any of the FM Parties hereunder, and including those arising directly or indirectly from the violation or asserted violation by the Guarantor or the Issuer or any of the FM Parties of any law, rule, regulation, judgment, order, or the like of any jurisdiction or political subdivision thereof (including those relating to environmental protection, health, labor, importing, exporting, or safety) and regardless whether asserted by any governmental entity or any other Person.

(e)          Prior Understandings. This Guaranty, the Bond Purchase and Security Agreement and the other Bond Documents, collectively, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede any and all other prior and contemporaneous understandings and agreements.

(f)          Survival. All representations and warranties of the Guarantor made in connection with this Guaranty shall survive, and shall not be waived by, the execution and delivery of this Guaranty, any investigation by or knowledge of the FM Parties, or any of them, any extension of credit, or any other event or circumstance whatsoever.

19.         Representations. The Guarantor represents and warrants to the FM Parties that: (a)  it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, as applicable; (b) it has full power and authority to execute, deliver and perform this Guaranty, and the execution, delivery and performance of this Guaranty will not (i) violate any law or regulation, (ii) violate any provision of its Governing Documents (as applicable), (iii) violate or constitute (with due notice or lapse of time or both) a default under any indenture, agreement, license or other instrument to which it is a party or by which it or its properties may be bound, (iv) violate any order of any court, tribunal or governmental authority binding on the Guarantor or any of its properties, or (v) result in the creation or imposition of any lien of any nature whatsoever on any of its properties or assets; (c) no approval or consent of, or filing or registration with, any federal, state or local regulatory authority is required in connection with the execution, delivery and performance of this Guaranty; (d) before and after giving effect to this Guaranty, it is solvent; (e) the execution, delivery and performance of this Guaranty has been duly authorized (as applicable), executed and delivered by it; and (f) this Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms. These representations and warranties shall survive the execution of this Guaranty.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO GUARANTY AGREEMENT]

IN WITNESS. WHEREOF, the undersigned parties intending to be legally bound, have executed this Guaranty as of the date first above written with the intention that this Guaranty shall constitute a sealed instrument.

FARMLAND PARTNERS INC.

By:	/s/ Luca Fabbri
Name: Luca Fabbri
Title: President

Acknowledged and consented to:

ISSUER:

FARMLAND PARTNERS OPERATING PARTNERSHIP, LP,
a Delaware limited partnership

By:	/s/ Luca Fabbri
Name: Luca Fabbri
Title: President